Fifth Third Bank | All Rights Reserved 3Q16 Earnings Presentation October 20, 2016 Refer to earnings release dated October 20, 2016 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This presentation should be viewed in conjunction with the webcast presentation of our third quarter earnings call on October 20, 2016 and Form 8-K filed on October 20, 2016. This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,”
“potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,”
“continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-
looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7)
maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third;
(10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22)
difficulties in separating the operations of any branches or other assets divested; (23) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (24) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (25) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (26) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures.
We provide GAAP reconciliations for non-GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are
.
available in the investor relations section of our website, www.53.com.

Fifth Third Bank | All Rights Reserved
•
NII increased $5MM sequentially while NIM
remained
stable
at
2.88%
1
•
Reported noninterest income up 40% sequentially
primarily driven by Vantiv
TRA-related items
•
Stable underlying fee revenue
•
Adjusted
1
: down 1% sequentially primarily due to the
change in MSR valuation adjustments
•
Tightly controlled operating expenses
•
Reported noninterest expenses down $10 million
sequentially
•
Adjusted
1
expenses down 1% sequentially
•
Strategic investments on-track
•
Overall credit conditions benign and in-line with
expectations
Third Quarter 2016
Highlights
Earnings Per
Share
Reported $0.65
Included $0.22 net positive impact
from certain items
Net Income to
Common
$501 million
LCR
115%
1
Non-GAAP measure: see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
2
See page 4 of this presentation for impact of certain items
2

FIFTH THIRD BANK

| ($ in millions) | 3Q16 | Seq. Δ | YOY Δ |
|---|---|---|---|
| **Average Balances** | | | |
| **Total loans & leases[1]** | **$93,511** | **-** | **-** |
| **Core deposits** | **$98,875** | **-** | **-** |
| **Income Statement Data** | | | |
| Net interest income | $907 | 1% | 1% |
| Taxable equivalent adjustment | 6 | - | 20% |
| Net interest income (taxable equivalent)[2] | 913 | 1% | 1% |
| Provision for loan and lease losses | 80 | (12%) | (49%) |
| Noninterest income | 840 | 40% | 18% |
| Noninterest expense | 973 | (1%) | 3% |
| **Net income attributable to Bancorp** | **$516** | **55%** | **35%** |
| **Net income available to common shareholders** | **$501** | **62%** | **37%** |
| **Financial Ratios** | | | |
| **Earnings per share, diluted** | **0.65** | **63%** | **44%** |
| **Net interest margin (FTE)[2]** | **2.88%** | **-** | **(1bp)** |
| **Efficiency ratio (FTE)[2]** | **55.5%** | **(980bps)** | **(270bps)** |
| **Return on average assets** | **1.44%** | **50bps** | **37bps** |
| **Return on average common equity** | **12.8%** | **460bps** | **280bps** |
| **Return on average tangible common equity[2]** | **15.2%** | **550bps** | **320bps** |
| **Tangible book value per share[2]** | **$ 17.22** | **2%** | **13%** |

•

•

•

Fifth Third Bank | All Rights Reserved
3Q16 in review
1
Excludes loans held-for-sale
2
Non-GAAP measure: see Reg G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
Significant pre-tax items in 3Q16 results
($0.22 net positive after-tax EPS impact):
—
$280MM pre-tax (~$182MM after-tax) gain
from the termination and settlement of gross
cash flows from Vantiv TRA
—
$28MM pre-tax (~$18MM after-tax) non-cash
impairment charge related to previously
announced changes to the branch network
—
$12MM pre-tax (~$8MM after-tax) charge
related to the Visa total return swap
—
$11MM pre-tax (~$7MM after-tax) gain on the
sale of a non-branch facility
—
$9MM pre-tax (~$6MM after-tax) charge from
the transfer of certain nonconforming
investments affected by the Volcker Rule to
held-for-sale
—
$8MM beneficial tax impact in connection
with certain commercial lease terminations
Core businesses showed solid results given
challenging market conditions
—
Mortgage origination volumes up 7% QoQ
Credit trends
—
NCO ratio of 45 bps; up 8
bps sequentially
—
NPA ratio of 73 bps; down 13 bps
sequentially

$93.4
$93.6
$93.3
$93.9
$93.5
70
75
80
85
90
95
3Q15
4Q15
1Q16
2Q16
3Q16
Balance sheet
HFI Loan balances ($B)
•
Average commercial loans down 1%
sequentially; up 1% year-over-year
–
C&I down 2%, CRE up 3%
sequentially
–
C&I flat, CRE up 7% YoY
•
Average consumer loans flat
sequentially; down 2% year-over-year
–
Automobile loans decreased 3%
sequentially and 12% YoY
$94.7
$95.7
$94.7
$94.9
$94.9
95%
94%
94%
95%
95%
80%
85%
90%
95%
100%
65
70
75
80
85
90
95
100
3Q15
4Q15
1Q16
2Q16
2Q16
•
Average transaction deposits were flat
sequentially, driven by lower savings &
interest checking, partially offset by higher
money market account balances
–
Excl. Pennsylvania and St. Louis
deposits sold, core deposits were flat
sequentially and up 1% YoY
•
Average loan to core deposit ratio of 95%
•
LCR of 115% at 3Q16
Core and transaction deposits flat YoY
Average core deposit balances ($B)
$98.9
$98.7
Average securities and short-term
investments ($B)
•
Average securities up $1.5B year-over-
year driven by:
–
LCR requirement additions
–
Positioning to maintain steady and
cautious interest rate risk strategy
•
Average securities portfolio / total
assets of 20.9% compared to 20.1% in
3Q15
$31.6
$32.0
$30.1
$31.3
Note: Numbers may not sum due to rounding.
$28.3
$29.0
$29.7
$30.1
$29.8
0
5
10
15
20
25
30
35
3Q15
4Q15
1Q16
2Q16
3Q16
$31.7
Outlook: 1% FY 2016 loan growth (ex. HFS)
Continuing to maintain pricing discipline
Avg flat YoY
Average securities
Short-term investments
Transaction deposits
Other time deposits
Loan to core deposit ratio
Fifth Third Bank | All Rights Reserved

NII and NIM (FTE)[1]
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$906
$904
$909
$908
$913
2.89%
2.85%
2.91%
2.88%
2.88%
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
3Q15
4Q15
1Q16
2Q16
3Q16
Net Interest Income ($MM)
NIM

FIFTH THIRD BANK

Fifth Third Bank | All Rights Reserved
•
Sequential comparisons:
–
NII increase driven by improving investment portfolio yields, an increase in 1-month LIBOR, and day count, partially offset by the full quarter impact of $1.25 billion of unsecured debt issued in 2Q16 and lower average C&I loan balances
–
NIM stable from previous quarter, as the impact of higher yielding investments and an increase in 1-month LIBOR were offset by the full quarter impact of the debt issuance and day count
•
Year-over-year comparisons:
–
NII increase primarily driven by the impact of higher investment securities balances, as well as short-term market rate improvements from the December 2015 Fed funds rate increase
–
NIM decrease primarily driven by an increase in long-term debt, lower commercial loan yields, and a decrease in cash flow hedges, partially offset by the December 2015 Fed funds rate increase
Net interest income
Outlook: FY NII up 2% and NIM up 1 bp from 2015; Q4 NII down slightly and NIM to remain stable or down 1 bp
Assumes no rate increases in 2016
1
Non-GAAP measure: see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release

Noninterest Income ($MM)1
$1,000
$800
$600
$400
$200
$0
$591
$713
$623
$1,104
$578
$637
$602
$599
$596
$840
3Q15
4Q15
1Q16
2Q16
3Q16
Adjusted noninterest income
Reported noninterest income

Fifth Third Bank | All Rights Reserved
Outlook:
5%
annual
fee
growth
2
Noninterest income
1
Non-GAAP measure; see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
2
2015 excludes a $704MM benefit from gains on Vantiv share sales and warrant actions, warrant valuation adjustments, and the TRA settlement. 2016 excludes a $344MM benefit from
Vantiv warrant valuation adjustments and the TRA settlement, a $61MM detriment from the Visa total return swap adjustments, $19MM in gains on sales of certain branches, and a $28MM impairment charge related to branch closures and consolidations
•
Sequentially,
adjusted
noninterest
income
1
down
$6
million,
or
1
percent,
primarily
due
to:
–
The change in net mortgage servicing rights (MSR) valuation adjustments
–
Corporate banking revenue from lower syndication revenue and foreign exchange fees
•
Year-over-year
adjusted
noninterest
income
1
up
$5
million,
or
1
percent,
primarily
due
to:
–
Increases in corporate banking revenue and card and processing revenue

Noninterest Expense ($MM)[1]
$1,000
$950
$900
$850
$800
$750
$934
$943
$951
$963
$971
$986
$971
$983
$966
$973
3Q15
4Q15
1Q16
2Q16
3Q16
Adjusted noninterest expense
Reported noninterest expense

Fifth Third Bank | All Rights Reserved
Noninterest expense
•
Adjusted expenses  down 1% sequentially, primarily due to:
–
Decrease in compensation-related expenses due to the previously disclosed review of business units and staff functions, as well as reduced card and processing expense
•
Adjusted expenses  up 3% YoY, primarily due to:
–
Personnel additions in risk and compliance and information technology and the change for provision for unfunded commitments, partially offset by a decrease in card and processing expense primarily due to contract renegotiations
Note: Provision for unfunded commitments was an expense of  $11MM in 3Q16, $7MM in 2Q16, $6MM in 3Q15, $4MM in 4Q15, and $2MM in 3Q15
1
Non-GAAP measure; see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
Outlook: < 4% annual growth
1
1

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$606
$647
$825
$805
$683
236
228
214
203
184
370
419
611
602
499
3Q15
4Q15
1Q16
2Q16
3Q16
Commercial
Consumer

## Reserve Coverage

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$1,261
$1,272
$1,295
$1,299
$1,272
1.35%
1.37%
1.38%
1.38%
1.37%
$1,350
$1,250
$1,150
$1,050
$950
$850
$750
3Q15
4Q15
1Q16
2Q16
3Q16
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

Fifth Third Bank | All Rights Reserved
46
46
42
41
44
34
54
46
63
$188
$80
$96
$87
$107
$0
$25
$50
$75
$100
$125
$150
$175
$200
3Q15
4Q15
1Q16
2Q16
3Q16
Net charge-offs ($MM)
Consumer
Commercial
0.80%
0.34%
0.42%
0.37%
0.45%
Credit quality overview
NCO ratio
HFI Non-performing assets ($MM)
1
Charge-off related to restructuring of a student loan backed commercial credit originally extended in 2007
•
3Q16
charge-offs up 8
bps from 2Q16
–
Includes $22MM increase in C&I loan NCOs
•
3Q16 portfolio NPA decrease of $122MM from
2Q16
–
Broad-based improvement in commercial
portfolio NPAs
•
3Q16 reserve of 1.37% down 1 bp sequentially
Outlook: NCOs range-bound around recently observed levels (ex. student loan credit from 3Q15) with some quarterly variability; provision reflective of loan growth
NPA ratio    0.65%             0.70%
0.88%             0.86%
0.73%
102
1
40

Common Equity Tier 1 Ratio (Basel III)
10%
8%
6%
4%
2%
0%
9.4%
9.8%
9.8%
9.9%
10.2%
3Q15
4Q15
1Q16
2Q16
3Q16

•

•

•

•

®

Fifth Third Bank | All Rights Reserved
Strong capital and liquidity position
1
Current period regulatory capital ratios are estimated
Capital Update
CET1 remained strong at 10.16%, up 22 bps sequentially and 76 bps from 3Q15
Tier I risk-based capital 11.26%; Total risk-based capital ratio 14.87%; Leverage ratio 9.80%
$240MM accelerated share repurchase transaction on August 5, 2016 retiring
10.98MM shares
—
Includes CCAR repurchases  as well as 3Q16 after-tax cash flows realized from Vantiv
termination and settlement
Liquidity Update
Bancorp LCR of 115%  at 3Q16
1

Fifth Third Bank | All Rights Reserved
Average loans & leases
(excl. HFS)
Net interest income (FTE)
1
Net interest margin (FTE)
1
Noninterest income
2
Noninterest expense
Effective tax rate
Net charge-offs
Loan loss provision
Category
Fifth Third: current outlook
As of October 20, 2016
1
Non-GAAP measure; See Reg
G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
2
2015 excludes a $704MM benefit from gains on Vantiv
share sales and warrant actions, warrant valuation adjustments, and the TRA settlement. 2016 excludes a $344MM benefit from Vantiv
warrant valuation adjustments and the TRA settlement, a $61MM detriment from the Visa total return swap adjustments, $19MM in gains on sales of certain branches, and a $28MM impairment charge related to branch closures and consolidations
Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or
changes in regulatory or accounting guidance.
Outlook as of October 20, 2016;
please see cautionary statement on slide 2 regarding forward-looking statements
FY16:
average total loan growth of 1%
FY16: 2% growth; 4Q16
down slightly
FY16: up 1 bp; 4Q16
stable to down 1 bp
from 3Q16
FY16: 5% growth
FY16: <
4% growth
4Q16:
23.5% -
24.5% range
Range-bound with quarterly variability
To be reflective of loan growth

12 Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANK

## PPNR Trend ($MM)

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$563
$576
$516
$539
$543
3Q15
4Q15
1Q16
2Q16
3Q16
Adjusted PPNR
Reported PPNR

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Net interest income (FTE) | $906 | $904 | $909 | $908 | $913 |
| Add: Noninterest income | 713 | 1,104 | 637 | 599 | 840 |
| Less: Noninterest expense | 943 | 963 | 986 | 983 | 973 |
| Pre-provision net revenue (FTE) | $676 | $1,045 | $560 | $524 | $780 |
| | | | | | |
| Adjustments to remove (benefit) / detriment[2]: | | | | | |
| In noninterest income: | | | | | |
| Gain on sale of Vantiv shares | - | (331) | - | - | - |
| Gain on Vantiv warrant actions | - | (89) | - | - | - |
| Vantiv TRA-related transactions | - | (49) | - | - | (280) |
| Gain from the sale of a non-branch facility | - | - | - | - | (11) |
| Branch / land impairment charge | - | - | - | - | 28 |
| Valuation of 2009 Visa total return swap | 8 | 10 | (1) | 50 | 12 |
| Transfer of certain investments under Volcker to HFS | - | - | - | - | 9 |
| Vantiv warrant valuation | (130) | (21) | (47) | (19) | 2 |
| Gain on sale of certain branches | - | - | (8) | (11) | - |
| Gain on sale of the agented bankcard loan portfolio | - | - | - | (11) | - |
| Securities (gains) / losses | - | (1) | (3) | (6) | (4) |
| In noninterest expense: | | | | | |
| Contribution to Fifth Third Foundation | - | 10 | - | - | 3 |
| Severance expense | 3 | 2 | 15 | 3 | 4 |
| Retirement eligibility changes | - | - | - | 9 | - |
| Executive Retirements | 6 | - | - | - | - |
| Adjusted PPNR | $563 | $576 | $516 | $539 | $543 |

▪

▪

## Efficiency Ratio

58.2%
62.5%
48.0%
62.2%
63.8%
65.3%
65.3%
64.3%
55.5%
64.0%
3Q15
4Q15
1Q16
2Q16
3Q16
Efficiency Ratio
Adjusted Efficiency Ratio

Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings and efficiency
ratio trend
1
Non-GAAP measures: see Reg G reconciliation on page 23 of this presentation and use of non-GAAP measures on page 33 of the earnings release
2
Prior quarters include similar adjustments.
Adjusted PPNR up 1% sequentially
–
Due to increases in net interest income and
service charges on deposits
Adjusted PPNR down 4% YoY
–
Driven by personnel expenses and changes in
net MSR valuation adjustments
PPNR reconciliation
1

L-T debt 12%
Demand 25%
Equity 12%
Other liabilities 3%
S-T borrowings 2%
Non-Core Deposits 2%
Interest checking 17%
Savings/ MMDA 24%
Foreign Office 0%
Consumer time 3%

$250
$500
$500
$500
$1,100
$2,312
$0
$500
$1,000
$1,500
$2,000
$2,500
2016¹
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
$1,750
$650
$1,850
$2,600
$2,850
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2016
2017
2018
2019
2020
2021 On
Fifth Third Bank
Available and contingent borrowing capacity (3Q16):
–
FHLB ~$11.5B available, ~$14.9B total
–
Federal Reserve ~$25.5B
Holding Company:
Bancorp LCR of 115% at 9/30/16
Holding Company cash at 9/30/16: $2.3B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~20 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
Bank Entity:
No long-term debt maturities in 3Q16. During the quarter the Bank delivered notice of redemption of $1.75B of senior notes to be redeemed on 10/19/16. These notes had an original maturity date of
11/18/16
Also during the quarter the Bank issued $1.0B of 3-year senior debt in two tranches -
$750MM fixed and $250MM of floating rate securities
2016 Funding Plans:
As of 9/30/16, Fifth Third has completed the refinancing of all 2016 debt maturities and believes these actions are sufficient to satisfy Moody’s
LGF methodology
Holding company unsecured
debt maturities ($MM)
Bank unsecured debt maturities
($MM –
excl. Retail Brokered & Institutional CDs)
Heavily core funded as of 9/30/16
Strong liquidity profile
1
Represents remaining debt maturities in 2016.
1
Fifth Third Bank | All Rights Reserved
S-T
wholesale
4%

FIFTH THIRD BANK

$127.2B; $71.2B Fixed, $56.0B Floating

1%

15
Fifth Third Bank | All Rights Reserved
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
1
Note: All data as of 9/30/16
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48BN 1ML receive-fix swaps outstanding against C&I loans, which are now being included in fixed
3
Fifth Third had $3.46BN 3ML receive-fix swaps outstanding against long term debt, which are now being included in floating
•
Fixed: $14.3B
1, 2
•
Float: $43.3B
1, 2
•
1ML based: 61%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
6ML based:
1% (of total commercial)
•
Prime based: 5% (of total commercial)
•
Weighted Avg. Life: 1.78 years
•
48% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.18%
•
Duration: 4 years
•
Net unrealized pre-tax gain: $1.2B
•
98% AFS
•
Fixed: $26.5B
1
•
Float: $10.2B
1
•
12ML based: 4%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted Avg. Life: 3.32 years
•
Avg. duration of Auto book: 1.30 years
Long Term
Debt
3
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
75% Fix  /  25% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
4% Fix  /  96% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
90% Fix  /  10% Float
Auto
100% Fix  /  0% Float
10% Fix  /  90% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed: $11.8B
3
•
Float: $5.1B
3
•
1ML based: <1% (of total long term debt)
•
3ML based: 30%  (of total long term debt)
•
Weighted Avg. Life: 4.59 years
Senior Debt
30% Fix  /  70% Float
Sub Debt
94% Fix  /  6% Float
96% Fix  /  4% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
35%
46%
19%
74%
12%
7%
7%
21%
28%
2%
6%
43%
65%
25%
8%
<1%

Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

| ESTIMATED NII SENSITIVITY PROFILE | | | | |
|---|---|---|---|---|
| | Percent Change in NII (FTE) | | ALCO Policy Limits | |
| Change in Interest Rates | 12 Months | 13 to 24 Months | 12 Months | 13 to 24 Months |
| +200 bps Ramp | **3.42%** | **11.02%** | **(4.00%)** | **(6.00%)** |
| +100 bps Ramp | **1.89%** | **6.67%** | **-** | **-** |
| -50 bps Shock | **(5.21%)** | **(7.92%)** | **-** | **-** |

| ESTIMATED EVE SENSITIVITY PROFILE | | |
|---|---|---|
| Change in Interest Rates (bps) | Change in EVE | ALCO Policy Limit |
| +200 bps Shock | **(1.56%)** | **(12.00%)** |
| +100 bps Shock | **0.10%** | |
| +25 bps Shock | **0.24%** | |
| -50 bps Shock | **(1.34%)** | |

| ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES | | | | |
|---|---|---|---|---|
| | Percent Change in NII (FTE) | | | |
| | $1B Balance Decrease | | $1B Balance Increase | |
| Change in Interest Rates | 12 Months | 13 to 24 Months | 12 Months | 13 to 24 Months |
| +200 bps Ramp | **3.14%** | **10.47%** | **3.69%** | **11.57%** |
| +100 bps Ramp | **1.75%** | **6.39%** | **2.03%** | **6.94%** |

| ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES | | | | |
|---|---|---|---|---|
| | Percent Change in NII (FTE) | | | |
| | Betas 25% Higher | | Betas 25% Lower | |
| Change in Interest Rates | 12 Months | 13 to 24 Months | 12 Months | 13 to 24 Months |
| +200 bps Ramp | **0.43%** | **5.05%** | **6.40%** | **16.98%** |
| +100 bps Ramp | **0.40%** | **3.68%** | **3.38%** | **9.65%** |

Fifth Third Bank | All Rights Reserved
Interest rate risk management
Note: Data as of 9/30/16
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
57% of total loans are floating rate (75% of commercial considering impacts of interest rate swaps and 28% of consumer)
–
Investment portfolio duration of 4 years
–
Short-term wholesale funding represents approximately 12% of total wholesale funding, or 2% of total funding
–
Approximately $12B in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5B (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta

Fifth Third Bank | All Rights Reserved
Mortgage banking results
•
$2.9B in originations; 51% purchase volume
•
3Q16 mortgage drivers:
–
Origination fees and gain on sale revenue up $7MM, or 13%, sequentially
–
Gain on sale margin up 39 bps sequentially
–
MSR valuation adjustments of negative $9MM; servicing rights amortization of ($35MM)
–
$49MM in gross servicing fees
•
YoY
decline in mortgage banking revenue driven primarily by changes in the net MSR valuation adjustments;  revenue up 19% excluding MSR valuation adjustments
1
Gain on sale margin represents gains on all loans originated for sale.
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
3Q15
4Q15
1Q16
2Q16
3Q16
Mortgage originations and gain on sale
margin
Originations for sale
Originations HFI
Margin
1
46
37
42
54
61
54
53
52
50
49
(37)
(29)
(27)
(35)
(35)
8
13
11
6
(9)
3Q15
4Q15
1Q16
2Q16
3Q16
Mortgage Banking Revenue ($MM)
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments
1

Fifth Third Bank | All Rights Reserved
$116
$34
$41
$163
$0
$50
$100
$150
$200
$250
$300
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
~$1
$331MM
3Q16 termination and settlement of estimated $331MM gross cash flows expected to be payable to Fifth Third from
2019 –
2035 in exchange for a $116MM payment; $116MM
pre-tax gain realized by Fifth Third in 3Q16
$75MM
Existing
annual
TRA
payments
expected
to
be
recognized
in
4Q16
and
4Q17
are
not
impacted
$394MM
Agreement to terminate and settle estimated $394MM remaining gross cash flows expected to be payable
to Fifth Third
from 2019-2035 in exchange
for expected
payments from exercises of quarterly options   starting in 1Q17 through 4Q18 totaling
$171MM pre-tax; resulted in 3Q16 $163MM pre-tax gain and corresponding receivable on Fifth Third’s balance sheet
Estimated potential GAAP income recognition
(within noninterest income)
($s in millions; pre-tax)
$116
$15
$16
$16
$17
$26
$26
$27
$28
$34
$41
$0
$25
$50
$75
$100
$125
$150
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
Estimated TRA cash flows
1,2
($s in millions; pre-tax)
Continued monetization of Vantiv
1
Options can either be executed by Vantiv
or Fifth Third and generate payments to Fifth Third. Projections assume put/call options are exercised every quarter.
2
Fifth Third received a “non-objection” from the Federal Reserve for the ability to repurchase shares in the amount of any realized after-tax gains from the termination and settlement of any portion of the tax receivable agreement with Vantiv. This excludes the estimated existing annual TRA payment of $34 million in 1Q17 and $41 million in 1Q18.
3
Based on the analysis performed by Vantiv, Inc. disclosed in its second quarter Form 10-Q.
Continue to have additional potential TRA gross cash flows, based on additional share sales, of $1.2 billion
~$800MM
expected
gross
cash
flows from
existing TRA
monetized in
3Q16
~$1
~$1
~$1
~$1
~$1
~$1
~$1
~$1
Realized
in 3Q16
Recognized
in 3Q16
3
1
1

FIFTH THIRD BANK

| (amounts in $MMs) | Sovereigns | | Financial Institutions | | Non-Financial Entities | | Total | |
|---|---|---|---|---|---|---|---|---|
| | Total Exposure[1] | Funded Exposure | Total Exposure[1] | Funded Exposure | Total Exposure[1] | Funded Exposure | Total Exposure[1] | Funded Exposure |
| United Kingdom | - | - | 134 | 52 | 671 | 340 | 805 | 392 |
| Peripheral Europe[2] | - | - | - | - | 199 | 86 | 199 | 86 |
| Other Eurozone[3] | - | - | 345 | 132 | 1,528 | 840 | 1,873 | 972 |
| Other Europe[4] | - | - | 3 | 3 | 125 | 45 | 128 | 48 |
| Total Europe | - | - | 482 | 187 | 2,523 | 1,311 | 3,005 | 1,498 |

®

Fifth Third Bank | All Rights Reserved
Limited UK and other European exposure
Note: As of 9/30/16; Data above includes the Bancorp’s exposure to all European domiciled and U.S. subsidiaries of European businesses as well as European financial institutions.
1
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
2
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
3
Eurozone includes countries participating in the European common currency (Euro)
4
Other Europe includes European countries not part of the Euro (primarily Switzerland and Norway)
5
Current period regulatory capital data is estimated.
•
Fifth Third continues to monitor developments in Europe
•
Portfolio well diversified, primarily global public businesses with solid credit quality (probability of default rating in-line with overall Commercial portfolio)
•
Exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
•
Direct
UK
exposure
represents
6.5%
of
CET1
5
•
No sovereign exposures
•
$1.5B in funded European exposure represents less than 2% of total loan portfolio
•
Funded European exposure down 15% since 2Q16; peripheral Europe down 64%

20 Fifth Third Bank | All Rights Reserved NPL rollforward

FIFTH THIRD BANK

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| C&I | | | | | |
| EOP Balance* | $42,948 | $42,131 | $43,433 | $43,558 | $42,727 |
| Avg Loans* | $43,149 | $43,154 | $43,089 | $43,876 | $43,116 |
| 90+ days delinquent | $3 | $7 | $3 | $2 | $7 |
| as % of loans | 0.01% | 0.02% | 0.01% | NM | 0.02% |
| NPAs* | $183 | $272 | $472 | $477 | $405 |
| as % of loans | 0.43% | 0.65% | 1.09% | 1.10% | 0.95% |
| Net charge-offs | $128 | $30 | $46 | $39 | $61 |
| as % of loans | 1.17% | 0.28% | 0.43% | 0.36% | 0.56% |

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Residential mortgage | | | | | |
| EOP Balance* | $13,392 | $13,716 | $13,895 | $14,307 | $14,643 |
| Avg Loans* | $13,144 | $13,504 | $13,788 | $14,046 | $14,455 |
| 90+ days delinquent | $40 | $40 | $44 | $38 | $43 |
| as % of loans | 0.30% | 0.29% | 0.32% | 0.27% | 0.29% |
| NPAs* | $91 | $86 | $77 | $69 | $57 |
| as % of loans | 0.68% | 0.63% | 0.55% | 0.48% | 0.39% |
| Net charge-offs | $3 | $3 | $2 | $2 | $2 |
| as % of loans | 0.10% | 0.08% | 0.07% | 0.06% | 0.07% |

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Commercial mortgage | | | | | |
| EOP Balance* | $7,061 | $6,957 | $6,864 | $6,875 | $6,856 |
| Avg Loans* | $7,023 | $7,032 | $6,886 | $6,831 | $6,888 |
| NPAs* | $165 | $138 | $126 | $114 | $86 |
| as % of loans | 2.34% | 1.98% | 1.84% | 1.66% | 1.25% |
| Net charge-offs | $11 | $3 | $6 | $6 | $2 |
| as % of loans | 0.66% | 0.19% | 0.35% | 0.38% | 0.08% |

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Home equity | | | | | |
| EOP Balance* | $8,427 | $8,301 | $8,112 | $7,988 | $7,864 |
| 90+ days delinquent | - | - | - | - | - |
| as % of loans | NM | NM | NM | NM | NM |
| Net charge-offs | $9 | $9 | $8 | $6 | $7 |
| as % of loans | 0.42% | 0.39% | 0.36% | 0.30% | 0.32% |

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Commercial construction | | | | | |
| EOP Balance* | $3,101 | $3,214 | $3,428 | $3,706 | $3,905 |
| Avg Loans* | $2,965 | $3,141 | $3,297 | $3,551 | $3,848 |
| NPAs* | $19 | $8 | $8 | $7 | $5 |
| as % of loans | 0.61% | 0.25% | 0.23% | 0.19% | 0.13% |
| Net charge-offs | $3 | - | - | - | - |
| as % of loans | 0.43% | 0.00% | (0.06%) | 0.00% | 0.00% |

| ($ in millions) | 3Q15 | 4Q15 | 1Q16 | 2Q16 | 3Q16 |
|---|---|---|---|---|---|
| Automobile | | | | | |
| EOP Balance* | $11,826 | $11,493 | $11,128 | $10,671 | $10,349 |
| 90+ days delinquent | $8 | $10 | $8 | $7 | $8 |
| as % of loans | 0.07% | 0.09% | 0.07% | 0.07% | 0.08% |
| Net charge-offs | $7 | $9 | $9 | $8 | $9 |
| as % of loans | 0.23% | 0.31% | 0.32% | 0.26% | 0.35% |

Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale. 21 Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

**Fifth Third Bancorp and Subsidiaries**
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 2016 | June 2016 | March 2016 | December 2015 | September 2015 |
| **Net interest income (U.S. GAAP)** | 907 | 902 | 903 | 899 | 901 |
| Add: Noninterest income | 840 | 599 | 637 | 1,104 | 713 |
| Less: Noninterest expense | (973) | (983) | (986) | (963) | (943) |
| Pre-provision net revenue | 774 | 518 | 554 | 1,040 | 671 |
| | | | | | |
| **Net income available to common shareholders (U.S. GAAP)** | 501 | 310 | 312 | 634 | 366 |
| Add: Intangible amortization, net of tax | - | - | - | - | - |
| Tangible net income available to common shareholders | 501 | 310 | 312 | 634 | 366 |
| Tangible net income available to common shareholders (annualized) (a) | 1,993 | 1,247 | 1,255 | 2,515 | 1,452 |
| | | | | | |
| **Average Bancorp shareholders' equity (U.S. GAAP)** | 16,883 | 16,584 | 16,376 | 15,982 | 15,815 |
| Less: Average preferred stock | (1,331) | (1,331) | (1,331) | (1,331) | (1,331) |
| Average goodwill | (2,416) | (2,416) | (2,416) | (2,416) | (2,416) |
| Average intangible assets and other servicing rights | (10) | (11) | (12) | (13) | (14) |
| Average tangible common equity (b) | 13,126 | 12,826 | 12,617 | 12,222 | 12,054 |
| | | | | | |
| **Total Bancorp shareholders' equity (U.S. GAAP)** | 16,776 | 16,726 | 16,323 | 15,839 | 15,826 |
| Less: Preferred stock | (1,331) | (1,331) | (1,331) | (1,331) | (1,331) |
| Goodwill | (2,416) | (2,416) | (2,416) | (2,416) | (2,416) |
| Intangible assets and other servicing rights | (10) | (11) | (12) | (13) | (13) |
| Tangible common equity, including unrealized gains / losses (c) | 13,019 | 12,968 | 12,564 | 12,079 | 12,066 |
| Less: Accumulated other comprehensive income | (755) | (889) | (684) | (197) | (522) |
| Tangible common equity, excluding unrealized gains / losses (d) | 12,264 | 12,079 | 11,880 | 11,882 | 11,544 |
| | | | | | |
| **Total assets (U.S. GAAP)** | 143,279 | 143,625 | 142,430 | 141,048 | 141,883 |
| Less: Goodwill | (2,416) | (2,416) | (2,416) | (2,416) | (2,416) |
| Intangible assets and other servicing rights | (10) | (11) | (12) | (13) | (13) |
| Tangible assets, including unrealized gains / losses (e) | 140,853 | 141,198 | 140,002 | 138,619 | 139,454 |
| Less: Accumulated other comprehensive income / loss, before tax | (1,162) | (1,368) | (1,052) | (303) | (803) |
| Tangible assets, excluding unrealized gains / losses (f) | 139,691 | 139,830 | 138,950 | 138,316 | 138,651 |
| | | | | | |
| Common shares outstanding (g) | 756 | 766 | 770 | 785 | 795 |
| | | | | | |
| **Ratios:** | | | | | |
| Return on average tangible common equity (a) / (b) | 15.2% | 9.7% | 9.9% | 20.6% | 12.0% |
| Tangible common equity (excluding unrealized gains/losses) (d) / (f) | 8.78% | 8.64% | 8.55% | 8.59% | 8.33% |
| Tangible common equity (including unrealized gains/losses) (c) / (e) | 9.24% | 9.18% | 8.97% | 8.71% | 8.65% |
| Tangible book value per share (c) / (g) | $17.22 | $16.93 | $16.32 | $15.39 | $15.18 |

22 Fifth Third Bank | All Rights Reserved Regulation G Non-GAAP reconciliation See page 33 of the earnings release for a discussion on the use of non-GAAP financial measures.

FIFTH THIRD BANK

**Fifth Third Bancorp and Subsidiaries**
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 2016 | June 2016 | March 2016 | December 2015 | September 2015 |
| **Basel III Final Rule - Transitional to fully phased-in** | | | | | |
| CET 1 capital (transitional) | $12,299 | $12,112 | $11,914 | $11,917 | $11,574 |
| Less: Adjustments to CET 1 capital from transitional to fully phased-in (1) | (4) | (4) | (5) | (8) | (11) |
| CET 1 capital (fully phased-in) (a) | 12,295 | 12,108 | 11,909 | 11,909 | 11,563 |
| Risk-weighted assets (transitional) | 121,056 | 121,824 | 121,432 | 121,290 | 123,148 |
| Add: Adjustments to risk-weighted assets from transitional to fully phased-in (2) | 930 | 932 | 1,027 | 1,178 | 1,136 |
| Risk-weighted assets (fully phased-in) (b) | $121,986 | $122,756 | $122,459 | $122,468 | $124,284 |
| Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (a) / (b) | 10.08% | 9.86% | 9.72% | 9.72% | 9.30% |

(1) *Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).*
(2) *Primarily relates to higher risk-weighting for MSRs.*

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | September 2016 | June 2016 | March 2016 | December 2015 | September 2015 |
| **Net interest income (U.S. GAAP)** | $907 | $902 | $903 | $899 | $901 |
| Add: FTE Adjustment | 6 | 6 | 6 | 5 | 5 |
| **Net interest income on an FTE basis (c)** | $913 | $908 | $909 | $904 | $906 |
| **Net interest income on an FTE basis (annualized) (d)** | $3,632 | $3,652 | $3,656 | $3,587 | $3,594 |
| **Noninterest income excluding certain items** | | | | | |
| **Noninterest income (U.S. GAAP) (e)** | $840 | $599 | $637 | $1,104 | $713 |
| Gain on sale of Vantiv shares | - | - | - | (331) | - |
| Gain on Vantiv warrant actions | - | - | - | (89) | - |
| Vantiv TRA-related transactions | (280) | - | - | (49) | - |
| Gain from the sale of a non-branch facility | (11) | - | - | - | - |
| Branch / land impairment charge | 28 | - | - | - | - |
| Valuation of 2009 Visa total return swap | 12 | 50 | (1) | 10 | 8 |
| Transfer of certain nonconforming investments under Volcker to held-for-sale | 9 | - | - | - | - |
| Vantiv warrant valuation | 2 | (19) | (47) | (21) | (130) |
| Gain on sale of certain branches | - | (11) | (8) | - | - |
| Gain on sale of the non-strategic agented bankcard loan portfolio | - | (11) | - | - | - |
| Securities (gains) / losses | (4) | (6) | (3) | (1) | - |
| **Adjusted noninterest income (f)** | $596 | $602 | $578 | $623 | $591 |
| MSR valuation adjustments | (9) | 6 | 11 | 13 | 8 |
| **Adjusted noninterest income, excluding MSR valuation adjustments** | $605 | $596 | $567 | $610 | $583 |
| **Noninterest expense excluding certain items** | | | | | |
| **Noninterest expense (U.S. GAAP) (g)** | $973 | $983 | $986 | $963 | $943 |
| Contribution for Fifth Third Foundation | (3) | - | - | (10) | - |
| Severance expense | (4) | (3) | (15) | (2) | (3) |
| Retirement eligibility changes | - | (9) | - | - | - |
| Executive retirements | - | - | - | - | (6) |
| **Adjusted noninterest expense (h)** | $966 | $971 | $971 | $951 | $934 |
| **Average interest-earning assets (i)** | 126,092 | 126,847 | 125,651 | 125,843 | 124,431 |
| **Net interest margin (d) / (i)** | 2.88% | 2.88% | 2.91% | 2.85% | 2.89% |
| **Efficiency ratio (g) / [(c) + (e)]** | 55.5% | 65.2% | 63.8% | 48.0% | 58.2% |
| **Adjusted efficiency ratio (h) / [(c) + (f)]** | 64.0% | 64.3% | 65.3% | 62.2% | 62.5% |
| **PPNR (FTE) (c) + (e) - (g)** | $780 | $524 | $560 | $1,045 | $676 |
| **Adjusted PPNR (c) + (f) - (h)** | $543 | $539 | $516 | $576 | $563 |

23 Fifth Third Bank | All Rights Reserved Regulation G Non-GAAP reconciliation See page 33 of the earnings release for a discussion on the use of non-GAAP financial measures.